RAMP SERIES 2004-RS3 TRUST

        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2004-RS3

                           $600,000,000 (APPROXIMATE)

                               Subject to Revision

                    March 11, 2004 - Computational Materials

--------------------------------------------------------------------------------
The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.



--------------------------------------------------------------------------------
This Information was prepared by J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                        NEW ISSUE COMPUTATIONAL MATERIALS



                           $600,000,000 (APPROXIMATE)

                           RAMP SERIES 2004-RS3 TRUST
                                     Issuer

                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                    Depositor

                         RESIDENTIAL FUNDING CORPORATION
                                 Master Servicer

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                 SERIES 2004-RS3


March 11, 2004




EXPECTED TIMING:      Pricing Date:       On or about March [12], 2004
                      Settlement Date:    On or about March [29], 2004
                          First Payment April 26, 2004
                      Date:


STRUCTURE:    Group I (Fixed):    $[500.0] million senior/subordinate structure
              Group II (ARMs):    $[100.0] million senior/subordinate structure
              Rating Agencies:    Moody's and Standard & Poor's




--------------------------------------------------------------------------------
This Information was prepared by J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


                  RAMP SERIES 2004-RS3 TRUST STRUCTURE SUMMARY

                                [MARCH 11, 2004]
                         $[600,000,000]  (APPROXIMATE  -  SUBJECT  TO  REVISION)
                CHARACTERISTICS OF THE CERTIFICATES (1), (2), (3)

 -------------- ---------- ------------- ----------- ------ ----------- ------------- -------------- ----------------- -------------

                                                     Pmt.  Interest Pmt.  Window
Final
                Amount        Ratings                Delay    Accrual     WAL (yrs.)  (mos.) to Call  Exp. Maturity to    Scheduled
     Class         ($)     (S&P /Moody's)  Bond Type  (days)    Basis       to Call      / # of mos.         Call           Maturity
 -------------- ---------- ------------- ----------- ------ ----------- ------------- -------------- ----------------- -------------
 A-I-1          $187,400,000 AAA / Aaa   Sr Fltr (4)    0   Actual/360      1.10         1-26/26         May 2006     December 2023
 A-I-2          $101,800,000 AAA / Aaa    Sr Fxd (5)   24     30/360        3.00        26-50/25         May 2008         June 2029
 A-I-3          $42,200,000  AAA / Aaa    Sr Fxd (7)   24     30/360        5.00        50-72/23        March 2010        June 2031
 A-I-4          $66,850,000  AAA / Aaa      Sr Fxd     24     30/360        8.66        72-115/44
                                            (6,7)                                                      October 2013       March 2034
 A-I-5          $44,250,000  AAA / Aaa     Sr Fxd -    24      30/360       6.77        37-115/79
                                           NAS (7)                                                     October 2013       March 2034
 A-II           $88,500,000  AAA / Aaa     Sr Fltr      0    Actual/360     3.01        1-115/115
                                            (6,8)                                                      October 2013       March 2034
 M-1            $25,500,000   AA / Aa2     Mez Fxd     24      30/360       6.32        37-115/79
                                            (6,9)                                                      October 2013       March 2034
 M-2            $21,000,000    A / A2      Mez Fxd     24      30/360       6.32        37-115/79
                                            (6,9)                                                      October 2013       March 2034
 M-3            $10,500,000 BBB+ / Baa1    Mez Fxd     24      30/360       6.32        37-115/79
                                            (6,9)                                                      October 2013       March 2034
 M-4            $6,000,000   BBB / Baa2    Mez Fxd     24      30/360       6.32        37-115/79
                                            (6,9)                                                      October 2013       March 2034
 M-5            $6,000,000  BBB- / Baa3    Mez Fxd     24      30/360       6.01        37-112/76
                                            (6,9)                                                       July 2013         March 2034
 GRAND TOTAL    $600,000,000
 -------------- ---------- ------------- ----------- ------ ----------- ------------- -------------- ----------------- -------------

NOTES:
(1)  Class sizes subject to a 10% variance.

(2) Pricing Prepayment Assumption: Group I Loans: 20% HEP (2.0% CPR in month 1, building to 20% CPR by month 10, and remaining constant at 20% CPR thereafter) Group II Loans: 25% HEP (2.5% CPR in month 1, building to 25% CPR by month 10, and remaining constant at 25% CPR thereafter)

(3) Each Certificate is illustrated as priced to both (i) the 10% optional call and (ii) to the maturity of the related Loan Group.
(4) The pass-through rate on the Class A-I-1 Certificates will be equal to the lesser of (i) one-month LIBOR plus the related margin and (ii) the Class A-I Net WAC Cap Rate.
(5) The pass-through rate on the Class A-I-2 Certificates will be equal to the related fixed rate per annum.
(6) If the 10% optional call is not exercised, the coupon on the Class A-I-4 and the Class M-1 through Class M-5 Certificates will increase by 0.50% per annum beginning on the second Distribution Date after the first possible optional call date. Likewise, if the 10% optional call is not exercised, the margin on the Class A-II Certificates will double beginning on the second Distribution Date after the first possible optional call date.
(7)  The  pass-through   rates  on  the  Class  A-I-3,  Class  A-I-4  and  Class
     A-I-5Certificates will be equal to the related fixed rate per annum, subject to the Class A-I Net WAC Cap Rate.
(8) The pass-through rates on the Class A-II Certificates will be equal to the least of (i) one-month LIBOR plus the related margin, (ii) the Class A-II Net WAC Cap Rate and (iii) [ ]% per annum.
(9) The pass-through rates on the Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates will be equal to the related fixed rate per annum, subject to the Class M Net WAC Cap Rate.

ISSUER: RAMP Series 2004-RS3 Trust.

CERTIFICATES: The Class A-I-1 through Class A-I-5 Certificates (collectively, the "Class A-I Certificates") are backed by first lien, fixed-rate mortgage loans (the "Group I Loans").

     The Class A-II Certificates are backed by first lien, adjustable-rate mortgage loans (the "Group II Loans").

     The Class M-1 through Class M-5 Certificates (collectively, the "Class M Certificates") are backed by the Group I Loans and the Group II Loans.

     The Class A-I Certificates and Class A-II Certificates are referred to together as the "Class A Certificates."

LEAD MANAGER: J.P. Morgan Securities Inc.

CO-MANAGERS:  Bear,  Stearns  & Co.  Inc.  and  Residential  Funding  Securities
     Corporation.

DEPOSITOR: Residential Asset Mortgage Products, Inc. ("RAMP").

TRUSTEE: JPMorgan Chase Bank.

MASTER  SERVICER:   Residential  Funding  Corporation  (the  "Seller",   "Master
     Servicer" or "Residential Funding"), an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

SUBSERVICER:  Primary  servicing  will  be  provided  by  HomeComings  Financial
     Network, Inc. ("HomeComings") with respect to approximately 94.32% of the Group I Loans and approximately 100.00% of the Group II Loans. These percentages include loans that will be transferred to HomeComings within 90 days of the Closing Date. HomeComings is a wholly-owned subsidiary of Residential Funding Corporation.

CUT-OFF DATE: March 1, 2004 after deducting payments due during the month of March 2004.

SETTLEMENT DATE: On or about March 29, 2004.

DISTRIBUTION DATES: 25th of each month (or the next business day if such day is not a business day) commencing on April 26, 2004.

FORM OF CERTIFICATES: Book-entry form through DTC, Clearstream and Euroclear.

MINIMUM DENOMINATIONS: For the Class A and Class M-1 Certificates: $25,000 and integral multiples of $1 in excess thereof; For the Class M-2, Class M-3, Class M-4 and Class M-5 Certificates: $250,000 and integral multiples of $1 in excess thereof.

ERISACONSIDERATIONS: It is expected that, as of the Settlement Date, the Class A
     Certificates will be eligible for purchase by employee benefit plans or other retirement arrangements that are subject to ERISA or section 4975 of the Internal Revenue Code, subject to certain conditions. The Class M Certificates are not expected to be eligible for purchase by such plans as of the Settlement Date. Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a plan's acquisition and ownership of such Certificates.

LEGALINVESTMENT:   The  Certificates   will  not  constitute   "mortgage-related
     securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

TAX  STATUS: One or more REMIC elections.

COLLATERAL  DESCRIPTION:   Two  loan  groups:  Group  I  (fixed)  and  Group  II
     (adjustable).

o Group I Loans will consist of first lien, fixed-rate mortgage loans with an aggregate principal balance of approximately $500,000,000 as of the Cut-off Date.

o Group II Loans will consist of first lien, adjustable-rate mortgage loans with an aggregate principal balance of approximately $100,000,000 as of the Cut-off Date.

PRICING PREPAYMENT ASSUMPTION: Group I - 20% HEP (2.0% CPR in month 1, building to 20% CPR by month 10, and remaining constant at 20% CPR thereafter).

     Group II - 25% HEP (2.5% CPR in month 1, building to 25% CPR by month 10, and remaining constant at 25% CPR thereafter).

OPTIONAL CALLS: If the aggregate principal balance of the mortgage loans falls below 10% of the original aggregate principal balance of the mortgage loans ("Optional Call Date"), the Master Servicer may terminate the trust.

THE NEGOTIATED CONDUIT ASSET PROGRAM: The mortgage loans included in the trust were acquired and evaluated under Residential Funding's "Negotiated Conduit Asset Program" or NCA program. The NCA program includes mortgage loans that do not meet the guidelines for Residential Funding's standard securitization programs Residential Funding's standard programs are identified as follows:

o Jumbo A program, under which Residential Funding purchases "A" quality, non-conforming mortgage loans, which are then securitized under the RFMSI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan made to a borrower with a higher total debt-to-income ratio than that allowed by Residential Funding's "Jumbo A" program.

o Expanded Criteria program, under which Residential Funding purchases mortgage loans to "A" quality borrowers whose collateral characteristics differ from conforming and jumbo guidelines, which are then securitized under the RALI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan where the combination of loan-to-value ratio, credit score and documentation type do not meet Residential Funding's "Expanded Criteria" program guidelines.

o Home Solution program, under which Residential Funding purchases first lien "A"quality mortgage loans with LTVs up to 107%, which are then securitized under the RAMP-RZ shelf. An example of an NCA program loan includes, but is not limited to, a loan made to a borrower who does not meet reserve requirements of the program or whose total debt-to-income exceeds underwriting guidelines of Residential Funding's "Home Solution" program.

o AlterNet program, under which Residential Funding purchases mortgage loans with characteristics that do not meet traditional "A" quality credit requirements, which are then securitized under the RASC shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan with a higher loan-to-value ratio than the credit grade within Residential Funding's "AlterNet" program guidelines allows.

CREDIT ENHANCEMENT: A. SUBORDINATION.  Except as described below, if the Class M
     Certificates remain outstanding, losses on the mortgage loans which are not covered by excess cash flow or overcollateralization will be allocated to the class of Class M Certificates with the lowest payment priority, and the other classes of certificates will not bear any portion of such losses, except as described in the prospectus supplement. If none of the Class M Certificates are outstanding, all such losses will be allocated to the related Class A Certificates as described in the prospectus supplement.

                            -------------- -----------------
                                  Class Initial
                                Subordination(1)
                            -------------- -----------------
                            Class A          12.85%
                            Class M-1         8.60%
                            Class M-2         5.10%
                            Class M-3         3.35%
                            Class M-4         2.35%
                            Class M-5         1.35%
                            -------------- -----------------
                             (1)  Includes   the  target   overcollateralization
                               requirement as described herein.

                             B. OVERCOLLATERALIZATION ("OC").
                            ------------------------------------- ----------
                            Initial (% Orig.)                         0.00%
                            OC Target (% Orig.)                       1.35%
                            Stepdown OC Target (% Current)(1)         2.70%
                            OC Floor (% Orig.)                        0.50%
                            OC Holiday                                 None
                            ------------------------------------- ----------
                             (1) Subject to certain trigger events as specified
herein.

                             C. EXCESS SPREAD.
o       Initially equal to approximately 401 bps per annum.

PRIORITY OF PAYMENTS: Payments to the holders of the Certificates will be made from the available amount generally as follows:

(1)  Distribution of accrued and unpaid interest to the Certificates;

(2) Distribution of principal to the Certificates, in the priority described herein;

(3) Distribution of principal to the Certificates, from the excess interest on the mortgage loans, to cover realized losses;

(4)  Distribution of additional  principal to the Certificates,  from the excess
     interest   on  the   mortgage   loans,   until   the   required   level  of
     overcollateralization is reached;

(5)  Payment to the Certificates, in respect of prepayment interest shortfalls;

(6) To the extent provided in the prospectus supplement, payment to certain Class A-I Certificates in respect of any Class A-I Net WAC Cap Shortfall Carry-Forward Amount due to the application of the cap on the related pass-through rate, in the priority described herein, payment to the Class A-II Certificates in respect of any Class A-II Basis Risk Shortfall Carry-Forward Amount and payment to the Class M Certificates in respect of any Class M Net WAC Cap Shortfall Carry-Forward Amount;

(7)  Payment to the Certificates, in respect of current relief act shortfalls;

(8) To pay to the holders of the Class A Certificates, pro rata, and the Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

(9)  Distribution of any remaining funds to the non-offered certificates.

ALLOCATION OF LOSSES: Realized Losses on the mortgage loans will be allocated or covered as follows:

(1)                              To the excess interest on the mortgage loans;

(2)                              By  reduction   of  the   Overcollateralization
                                 Amount;

(3) To the Class M Certificates, in reverse order of their payment priority, in each case until the certificate principal balance thereof is reduced to zero; and

(4) For losses on the Group I Loans, to all of the Class A-I Certificates on a pro rata basis, and for losses on the Group II Loans, to the Class A-II Certificates, in each case until the certificate principal balances thereof are reduced to zero.

INTEREST ACCRUAL PERIOD:  Class A-I-2 through Class A-I-5 Certificates and Class
     M Certificates: the calendar month preceding the current Distribution Date on a 30/360 basis.

     Class A-I-1 and Class A-II Certificates: from and including the preceding Distribution Date (for the first accrual period, the closing date) up to but excluding the current Distribution Date, on an actual/360 basis.

PASS-THROUGH RATES:

o On each Distribution Date, the Class A-I-1 Pass-Through Rate will be a per annum rate equal to the lesser of (i) One-Month LIBOR plus [ ]% (the "Class A-I-1 Margin") and (ii) the Class A-I Net WAC Cap Rate.

o The Class A-II Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus [ ]% (the "Class A-II Margin"), and beginning on the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus 2 times the Class A-II Margin, (y) the Class A-II Net WAC Cap Rate, and (z) [ ]%.

o On each Distribution Date, for the Class A-I-2 Certificates, interest will accrue at a fixed rate equal to their respective fixed rate coupon.

o On each Distribution Date, for the Class A-I-3, Class A-I-4 and Class A-I-5 Certificates, interest will accrue at a fixed rate equal to the lesser of
     (a) their respective fixed rate coupons and (b) the Class A-I Net WAC Cap Rate. o On each Distribution Date, for the Class M Certificates, interest will accrue at a fixed rate equal to the lesser of (a) their respective fixed rate coupons and (b) the Class M Net WAC Cap Rate.

o The fixed rate coupon on the Class A-I-4 and the Class M Certificates will increase by 0.50% per annum for any Distribution Date beginning on the second Distribution Date after the first possible Optional Call Date.

CLASSA-I NET WAC CAP RATE: For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group I Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, and, in the case of the Class A-I-1 Certificates, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

     For any Distribution Date on which the Pass-Through Rate on the Class A-I Certificates is limited to the Class A-I Net WAC Cap Rate, the resulting shortfall will carry forward with interest thereon (the "Class A-I Net WAC Cap Shortfall Carry-Forward Amount").

CLASSA-II NET WAC CAP RATE: For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group II Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

     For any Distribution Date on which the Pass-Through Rate on the Class A-II Certificates is limited to the Class A-II Net WAC Cap Rate, the resulting shortfall will carry forward with interest thereon, subject to a maximum of [ ]% per annum (the "Class A-II Basis Risk Shortfall Carry-Forward Amount").

CLASSM NET WAC CAP RATE: For any Distribution Date, a per annum rate equal to the weighted average of the weighted average of the Net Mortgage Rates of the Group I Loans and Group II Loans, using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the aggregate certificate principal balance of the related Class A Certificates.

     For any Distribution Date on which the Pass-Through Rate on the Class M Certificates is limited to the Class M Net WAC Cap Rate, the resulting shortfall will carry forward interest thereon (the "Class M Net WAC Cap Shortfall Carry-Forward Amount").

WEIGHTED AVERAGE MONTHLY FEES: Master servicing fee and sub-servicing fee of approximately: [0.35]% for Group I [0.50]% for Group II

NET MORTGAGE RATE: With respect to any mortgage loan, the mortgage rate thereon minus the rates at which the master servicing and subservicing fees are paid.

ELIGIBLE  MASTER  SERVICING   COMPENSATION:   For  either  loan  group  and  any
     Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the mortgage loans in that loan group immediately preceding that Distribution Date, and (b) the sum of the Master Servicing Fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the mortgage loans in that loan group. Excess Cash Flow may also be available to cover prepayment interest shortfalls, subject to the priority of distribution for Excess Cash Flow.

ADVANCES: The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan.

OVERCOLLATERALIZATION AMOUNT: With respect to any Distribution Date, the excess, if any, of the aggregate stated principal balance of the mortgage loans before giving effect to distributions of principal to be made on that Distribution Date, over the aggregate certificate principal balance of the Class A Certificates and Class M Certificates, as of such date, before taking into account distributions of principal to be made on that Distribution Date.

REQUIRED  OVERCOLLATERALIZATION  AMOUNT:  With respect to any Distribution Date,
     (a) if such Distribution Date is prior to the Stepdown Date, 1.35% of the aggregate stated principal balance of the mortgage loans as of the Cut-Off Date, or (b) if such Distribution Date is on or after the Stepdown Date, the greater of (i) 2.70% of the then current aggregate stated principal balance of the mortgage loans as of the end of the related due period and
     (ii) the Overcollateralization Floor.

TRIGGER EVENT: A Trigger Event is in effect with on any Distribution Date if either (i) the three month average of the related Sixty-Plus Delinquency Percentage, as determined on that Distribution Date and the immediately preceding two Distribution Dates, equals or exceeds [48]% of the Senior Enhancement Percentage, or (ii) cumulative realized losses on the mortgage loans as a percentage of the initial aggregate principal balance of the mortgage loans as of the Cut-off Date exceed the following amounts:

                             --------------- ---------------------------
                             Months          37-48 2.00% in the first month plus
                                             an  additional  1/12th of 1.25% for
                                             every month thereafter
                             ............... ...........................
                             ............... ...........................
                             Months 49-60    3.25% in the first month
                                             plus an additional 1/12th
                                             of 0.75% for every month
                                   thereafter
                             ............... ...........................
                             ............... ...........................
                             Months 61-72    4.00% in the first month
                                             plus an additional 1/12th
                                             of 0.50% for every month
                                   thereafter
                             ............... ...........................
                             ............... ...........................
                             Months 73-84    4.50% in the first month
                                             plus an additional 1/12th
                                             of 0.25% for every month
                                             thereafter
                             ............... ...........................
                             ............... ...........................
                             Months 85       4.75%
                             and
                             thereafter
                             --------------- ---------------------------

SIXTY-PLUS DELINQUENCY PERCENTAGE: With respect to any Distribution Date, the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the mortgage loans that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including mortgage loans in foreclosure and REO, over (y) the aggregate stated principal balance of all of the mortgage loans immediately preceding that Distribution Date.

SENIOR  ENHANCEMENT  PERCENTAGE:  For  any  Distribution  Date,  the  percentage obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates and (ii) the Overcollateralization Amount, in each case prior to the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date.

OVERCOLLATERALIZATION FLOOR: An amount equal to 0.50% of the aggregate stated principal balance of the mortgage loans as of the Cut-off Date.

OVERCOLLATERALIZATION INCREASE AMOUNT: With respect to any Distribution Date, an amount equal to the lesser of (i) available excess cash flow from the mortgage loans available for payment of the Overcollateralization Increase Amount and (ii) the excess, if any, of (x) the Required Overcollateralization Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

OVERCOLLATERALIZATION REDUCTION AMOUNT: With respect to any Distribution Date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the Excess Overcollateralization Amount for that Distribution Date and (ii) principal collected on the mortgage loans for that Distribution Date.

EXCESS OVERCOLLATERALIZATION AMOUNT: With respect to any Distribution Date, the excess, if any, of the Overcollateralization Amount over the Required Overcollateralization Amount.

PRINCIPAL DISTRIBUTION  AMOUNT:  As to any Distribution  Date, the lesser of (i)
     the aggregate certificate principal balance of the Class A and Class M Certificates prior to such Distribution Date and (ii) the sum of (a) principal collected on the mortgage loans other than Subsequent Recoveries and (b) the Overcollateralization Increase Amount less (c) the Overcollateralization Reduction Amount.

CLASSA PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

o       the Principal Distribution Amount for that Distribution Date; and

o the excess, if any, of (A) the aggregate certificate principal balance of the Class A Certificates immediately prior to that Distribution Date over
     (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

PRINCIPAL ALLOCATION  AMOUNT:  With respect to any Distribution Date, the sum of
     (a) the principal remittance amount for that Distribution Date on the mortgage loans and (b) the aggregate amount of realized losses on the mortgage loans in the calendar month preceding that Distribution Date, to the extent covered by excess cash flow for that Distribution Date; provided, that on any Distribution Date on which there is insufficient excess cash flow to cover all realized losses on the mortgage loans, in determining the Class A-I Principal Distribution Amount and Class A-II Principal Distribution Amount, the available excess cash flow will be allocated to the Class A-I Certificates and Class A-II Certificates, pro rata, based on the principal portion of realized losses on the Group I Loans and Group II Loans, respectively.

CLASSA-I PRINCIPAL  DISTRIBUTION AMOUNT: On any Distribution Date, the lesser of
     (i) the Class A Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Principal Allocation Amount related to the Group I Loans for that Distribution Date and the denominator of which is the Principal Allocation Amount for all of the mortgage loans for that Distribution Date and (ii) the outstanding principal balance of the Class A-I Certificates.

CLASSA-II PRINCIPAL DISTRIBUTION AMOUNT: On any Distribution Date, the lesser of
     (i) the Class A Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Principal Allocation Amount related to the Group II Loans for that Distribution Date and the denominator of which is the Principal Allocation Amount for all of the mortgage loans for that Distribution Date and (ii) the outstanding principal balance of the Class A-II Certificates.

CLASSA PRINCIPAL DISTRIBUTIONS: The Class A Principal Distribution Amount will be distributed to the Class A Certificates as follows:

o The Class A-I Principal Distribution Amount will be paid to the Class A-I Certificates, in the priority set forth herein, until the aggregate certificate principal balance of the Class A-I Certificates has been reduced to zero and then to the Class A-II Certificates until the certificate principal balance of the Class A-II Certificates has been reduced to zero.

o The Class A-II Principal Distribution Amount will be paid to the Class A-II Certificates until the certificate principal balance of the Class A-II Certificates has been reduced to zero and then to the Class A-I Certificates, in the priority set forth herein, until the aggregate certificate principal balance of the Class A-I Certificates has been reduced to zero.

PRIORITY  OF  CLASS  A-I  PRINCIPAL  DISTRIBUTIONS:   The  Class  A-I  Principal
     Distribution Amount will be distributed to the Class A-I-1 through the Class A-I-5 Certificates as follows: first to the Class A-I-5 Certificates in an amount equal to the Class A-I-5 Lockout Distribution Amount for that distribution date, and then the remaining amounts will be paid to the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4 and Class A-I-5 Certificates, in that order, in each case until paid in full.

CLASSA-I-5 LOCKOUT DISTRIBUTION AMOUNT: For any Distribution Date, the product of (x) the Class A-I-5 Lockout Percentage (as set forth in the underlying table) for that Distribution Date and (y) the Class A-I-5 Pro Rata Distribution Amount for that Distribution Date. In no event shall the Class A-I-5 Lockout Distribution Amount for a Distribution Date exceed the Class A-I Principal Distribution Amount for that Distribution Date or the certificate principal balance of the Class A-I-5 Certificates immediately prior to that Distribution Date.

CLASSA-I-5 PRO RATA DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the Class A-I-5 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the Class A-I Certificates immediately prior to that Distribution Date and (y) the Class A-I Principal Distribution Amount for that Distribution Date.

CLASS A-I-5 LOCKOUT PERCENTAGE:

        DISTRIBUTION DATES                                 LOCKOUT PERCENTAGE
        April 2004 through and including March 2007                0%
        April 2007 through and including March 2009               45%
        April 2009 through and including March 2010               80%
        April 2010 through and including March 2011               100%
        April 2011 and thereafter                                 300%

CLASSM-1 PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any Distribution Date
     (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

o the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and

o the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to the distributions to be made on that Distribution Date and
     (y) the aggregate stated principal balance of the mortgage loans after giving effect to the distributions to be made on that Distribution Date, less the Overcollateralization Floor.

CLASSM-2 PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any Distribution Date
     (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

o the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount; and

o the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A Certificates and Class M-1 Certificates (after taking into account the distribution of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

CLASSM-3 PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any Distribution Date
     (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount and Class M-2 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

o the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount and Class M-2 Principal Distribution Amount; and

o the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount and Class M-2 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of
     (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

CLASSM-4 PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any Distribution Date
     (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount and Class M-3 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

o the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount and Class M-3 Principal Distribution Amount; and

o the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount and Class M-3 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-4 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

CLASSM-5 PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any Distribution Date
     (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and Class M-4 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

o the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and Class M-4 Principal Distribution Amount; and

o the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and Class M-4 Principal Distribution Amount for that Distribution
     Date) and (2) the certificate principal balance of the Class M-5 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

SUBORDINATION PERCENTAGE: As to any class of Class A or Class M Certificates, the respective percentage set forth below:

    CLASS          PERCENTAGE

                                    A 74.30%

                                   M-1 82.80%

                                   M-2 89.80%

                                   M-3 93.30%

                                   M-4 95.30%

                                   M-5 97.30%

STEPDOWN DATE: The Distribution Date which is the later to occur of (x) the Distribution Date in April 2007 and (y) the first Distribution Date on which the aggregate stated principal balance of the mortgage loans as of the end of the related due period is less than one-half of the aggregate stated principal balance of the mortgage loans as of the Cut-off Date.

SUBSEQUENT RECOVERIES: Subsequent recoveries, net of reimbursable expenses, with respect to mortgage loans that have been previously liquidated and that have resulted in a realized loss.



           THE           INFORMATION  CONTAINED HEREIN WILL BE SUPERSEDED BY THE
                         DESCRIPTION   OF  THE   COLLATERAL   CONTAINED  IN  THE
                         PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------

                    RAMP SERIES 2004-RS3 - GROUP I COLLATERAL CHARACTERISTICS(1)

                                 SUMMARY REPORT

--------------------------------------------------------------------------------------------------
                                         EXPANDED
                          ALTERNET       CRITERIA       HOME SOLUTION
                          EXCEPTIONS    EXCEPTIONS       EXCEPTIONS       JUMBO A
                                                       (1ST LIEN HIGH
                          (SUBPRIME) (ALT-A) LTV) EXCEPTIONS TOTAL
SHELF                        RASC          RALI           RAMP-RZ          RFMSI
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
PERCENT OF TOTAL            19.75%        62.49%           13.22%          4.54%       100.00%
PRINCIPAL BALANCE ($)     $91,912,780  $290,903,167     $61,556,349     $21,124,007  $465,496,304
NUMBER OF LOANS               678          1,769            470              53         2,970
AVERAGE BALANCE ($)        $135,565      $164,445         $130,971        $398,566     $156,733
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
WA MORTGAGE RATE            8.184%        6.890%           7.329%          6.006%       7.163%
WA AGE (MOS)                   2             1               2               3            2
WA REMAINING TERM TO
MATURITY (MOS)                347           347             354             349          348
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
WA CREDIT SCORE               649           690             726             703          687
WA ORIGINAL LTV *           92.16%        85.33%          100.05%          75.76%       88.19%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
ORIGINAL LTV>80% W/MI        0.31%        97.78%           0.24%           38.48%       53.39%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
PURCHASE                    47.45%        62.66%           66.81%          36.63%       59.02%
EQUITY REFINANCE            45.43%        26.07%           28.99%          34.23%       30.65%
RATE/TERM REFINANCE          7.11%        11.27%           4.20%           29.14%       10.33%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
PREPAYMENT PENALTY          76.45%        39.91%           77.38%          2.96%        50.41%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
SERVICED BY HOMECOMINGS
(1)                         100.00%       91.38%          100.00%          93.62%       94.32%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
CURRENT                     96.72%        100.00%          96.35%         100.00%       98.87%
30 TO 59 DAYS
DELINQUENT                   3.21%         0.00%           3.65%           0.00%        1.12%
60 TO 89 DAYS
DELINQUENT                   0.06%         0.00%           0.00%           0.00%        0.01%
--------------------------------------------------------------------------------------------------

(1) Includes loans that will be transferred to HomeComings within 90 days of the Closing Date.

(2) The Mortgage Loans as of the Closing Date will include approximately $34,503,696 of fixed-rate Mortgage Loans that are not included in the preliminary information set forth in this document. Information about all of the Mortgage Loans as of the Closing Date will be contained in the Prospectus Supplement, which will supersede all information in this document.



           THE           INFORMATION  CONTAINED HEREIN WILL BE SUPERSEDED BY THE
                         DESCRIPTION   OF  THE   COLLATERAL   CONTAINED  IN  THE
                         PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------

                 CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS
                                                                                         WEIGHTED
                                                                           AVERAGE        AVERAGE
                             NUMBER OF      PRINCIPAL    % OF PRINCIPAL   PRINCIPAL      ORIGINAL
RANGE OF CREDIT SCORES         LOANS         BALANCE        BALANCE        BALANCE          LTV
----------------------         -----         -------        -------        -------          ---
520 to 539                         3          $241,622        0.05 %       $80,541         75.06 %
540 to 559                        15         1,632,726        0.35         108,848         90.05
560 to 579                        31         3,266,496        0.70         105,371         90.60
580 to 599                        58         6,962,012        1.50         120,035         87.33
600 to 619                       123        17,380,654        3.73         141,306         86.89
620 to 639                       300        47,251,600       10.15         157,505         87.65
640 to 659                       349        62,074,721       13.34         177,865         85.45
660 to 679                       407        67,866,028       14.58         166,747         84.45
680 to 699                       428        66,353,502       14.25         155,032         88.12
700 to 719                       430        67,484,658       14.50         156,941         89.38
720 to 739                       351        53,226,487       11.43         151,642         91.09
740 to 759                       249        37,736,123        8.11         151,551         92.42
760 or greater                   220        33,239,979        7.14         151,091         90.99
Subtotal with Credit                                                                             %
---------------------
Scores                         2,964      $464,716,609       99.83 %      $156,787         88.22
------                         -----      ------------       -----        --------         -----
   Not Available                   6           779,695        0.17         129,949         71.52
TOTAL:                         2,970      $465,496,304      100.00 %      $156,733         88.19 %


                   ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS
                                                                              WEIGHTED    WEIGHTED
                                                                  AVERAGE      AVERAGE     AVERAGE
                                                       % OF      PRINCIPAL     CREDIT     ORIGINAL
ORIGINAL MORTGAGE          NUMBER OF   PRINCIPAL    PRINCIPAL
AMOUNT ($)                   LOANS      BALANCE      BALANCE      BALANCE       SCORE        LTV
----------                   -----      -------      -------      -------       -----        ---
0 to 100,000                  1,036    $75,361,267     16.19 %    $72,743        686        90.07 %
100,001 to 200,000            1,270    179,763,547     38.62      141,546        688        90.98
200,001 to 300,000              378     91,837,355     19.73      242,956        686        87.85
300,001 to 400,000              177     61,042,079     13.11      344,871        690        87.58
400,001 to 500,000               62     27,816,306      5.98      448,650        689        81.86
500,001 to 600,000               27     14,562,490      3.13      539,351        692        79.65
600,001 to 700,000               12      7,603,907      1.63      633,659        695        74.85
700,001 to 800,000                1        729,422      0.16      729,422        676        70.00
800,001 to 900,000                4      3,442,861      0.74      860,715        664        74.96
900,001 to 1,000,000              2      1,983,404      0.43      991,702        645        55.99
1,300,001 to 1,400,000            1      1,353,667      0.29    1,353,667        729        51.00
----------------------            -      ---------      ----    ---------        ---        -----
TOTAL:                        2,970   $465,496,304    100.00 %   $156,733        687        88.19 %

--------------------------------------------------------------------------------------------


           THE           INFORMATION  CONTAINED HEREIN WILL BE SUPERSEDED BY THE
                         DESCRIPTION   OF  THE   COLLATERAL   CONTAINED  IN  THE
                         PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------

                       MORTGAGE RATES OF THE GROUP I LOANS
                                                                              WEIGHTED    WEIGHTED
                                                                  AVERAGE      AVERAGE     AVERAGE
                                                       % OF      PRINCIPAL     CREDIT     ORIGINAL
ORIGINAL MORTGAGE          NUMBER OF   PRINCIPAL    PRINCIPAL
RATE (%)                     LOANS      BALANCE      BALANCE      BALANCE       SCORE        LTV
--------                     -----      -------      -------      -------       -----        ---
4.000 to 4.499                    1       $175,306      0.04 %    $175,306       686        39.00 %
4.500 to 4.999                    2        561,109      0.12       280,554       699        46.83
5.000 to 5.499                   32      5,991,287      1.29       187,228       703        59.67
5.500 to 5.999                  124     30,005,223      6.45       241,978       699        75.39
6.000 to 6.499                  341     68,231,403     14.66       200,092       704        81.25
6.500 to 6.999                  639    107,240,667     23.04       167,826       701        88.44
7.000 to 7.499                  654     94,023,150     20.20       143,766       692        90.91
7.500 to 7.999                  550     81,340,765     17.47       147,892       678        91.55
8.000 to 8.499                  287     39,037,222      8.39       136,018       677        94.86
8.500 to 8.999                  167     21,122,800      4.54       126,484       645        94.20
9.000 to 9.499                   49      5,831,940      1.25       119,019       631        95.00
9.500 to 9.999                   72      7,683,665      1.65       106,718       609        94.21
10.000 to 10.499                 24      2,226,615      0.48        92,776       598        93.58
10.500 to 10.999                 17      1,258,499      0.27        74,029       595        96.98
11.000 to 11.499                  3        235,718      0.05        78,573       601        96.91
11.500 to 11.999                  6        459,955      0.10        76,659       605        97.06
12.000 to 12.499                  1         49,853      0.01        49,853       592       100.00
14.500 to 14.999                  1         21,128      0.01        21,128       740       101.00
----------------                  -         ------      ----        ------       ---       ------
TOTAL:                        2,970   $465,496,304    100.00 %    $156,733       687        88.19 %


                     NET MORTGAGE RATES OF THE GROUP I LOANS
                                                                              WEIGHTED    WEIGHTED
                                                                  AVERAGE      AVERAGE     AVERAGE
                                                       % OF      PRINCIPAL     CREDIT     ORIGINAL
NET MORTGAGE               NUMBER OF   PRINCIPAL    PRINCIPAL
RATE (%)                     LOANS      BALANCE      BALANCE      BALANCE       SCORE        LTV
--------                     -----      -------      -------      -------       -----        ---
4.000 to 4.499                    1       $175,306      0.04 %    $175,306       686        39.00 %
4.500 to 4.999                   18      4,058,760      0.87       225,487       703        54.86
5.000 to 5.499                   87     19,106,616      4.10       219,616       697        73.88
5.500 to 5.999                  307     65,691,533     14.11       213,979       703        79.42
6.000 to 6.499                  501     87,323,681     18.76       174,299       701        86.99
6.500 to 6.999                  729    109,933,140     23.62       150,800       693        90.57
7.000 to 7.499                  627     91,770,557     19.71       146,365       683        91.03
7.500 to 7.999                  337     44,833,882      9.63       133,038       676        95.18
8.000 to 8.499                  174     23,357,114      5.02       134,236       655        93.79
8.500 to 8.999                   77      8,684,408      1.87       112,785       632        94.98
9.000 to 9.499                   61      6,474,652      1.39       106,142       606        94.55
9.500 to 9.999                   29      2,532,457      0.54        87,326       601        95.20
10.000 to 10.499                 11        787,544      0.17        71,595       603        95.98
10.500 to 10.999                  5        372,081      0.08        74,416       625        98.04
11.000 to 11.499                  4        323,592      0.07        80,898       579        95.82
11.500 to 11.999                  1         49,853      0.01        49,853       592       100.00
14.000 to 14.499                  1         21,128      0.01        21,128       740       101.00
----------------                  -         ------      ----        ------       ---       ------
TOTAL:                        2,970   $465,496,304    100.00 %    $156,733       687        88.19 %




           THE           INFORMATION  CONTAINED HEREIN WILL BE SUPERSEDED BY THE
                         DESCRIPTION   OF  THE   COLLATERAL   CONTAINED  IN  THE
                         PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------

                         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS
                                                                                         WEIGHTED
                                                                            AVERAGE       AVERAGE
ORIGINAL LOAN-TO-VALUE       NUMBER OF      PRINCIPAL    % OF PRINCIPAL    PRINCIPAL      CREDIT
RATIO (%)                      LOANS         BALANCE         BALANCE        BALANCE        SCORE
---------                      -----         -------         -------        -------        -----
0.01 to 50.00                     51        $6,811,145        1.46 %       $133,552          675
50.01 to 55.00                    11         4,481,344        0.96          407,395          693
55.01 to 60.00                    30         6,452,054        1.39          215,068          670
60.01 to 65.00                    31         5,758,017        1.24          185,742          680
65.01 to 70.00                    66        14,309,041        3.07          216,804          668
70.01 to 75.00                    95        17,158,539        3.69          180,616          683
75.01 to 80.00                   551       102,154,734       21.95          185,399          687
80.01 to 85.00                   137        20,004,220        4.30          146,016          672
85.01 to 90.00                   395        62,702,003       13.47          158,739          677
90.01 to 95.00                   616        98,727,630       21.21          160,272          677
95.01 to 100.00                  918       116,915,167       25.12          127,359          708
100.01 to 105.00                  62         8,668,222        1.86          139,810          710
105.01 and Above (1)               7         1,354,188        0.29          193,455          709
--------------------               -         ---------        ----          -------          ---
TOTAL:                         2,970      $465,496,304      100.00 %       $156,733          687
(1)  As of the closing date, no loan will have a Loan-to-Value ratio greater than 125.00%.


               GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS
                                                                               WEIGHTED    WEIGHTED
                                                                  AVERAGE      AVERAGE     AVERAGE
                                                       % OF      PRINCIPAL      CREDIT     ORIGINAL
                           NUMBER OF   PRINCIPAL    PRINCIPAL
STATE                        LOANS      BALANCE      BALANCE      BALANCE       SCORE        LTV
-----                        -----      -------      -------      -------       -----        ---
New York                        175    $49,176,362     10.56 %    $281,008       687         86.78 %
California                      159     44,615,729      9.58       280,602       692         80.19
Florida                         310     42,685,837      9.17       137,696       678         87.92
Texas                           249     28,150,701      6.05       113,055       685         90.81
Illinois                        133     21,869,127      4.70       164,430       690         90.21
New Jersey                       79     18,964,920      4.07       240,062       694         86.38
Georgia                         131     17,482,894      3.76       133,457       680         89.48
Arizona                          89     15,930,002      3.42       178,989       692         87.79
Michigan                        129     15,149,091      3.25       117,435       689         92.70
Ohio                            128     14,517,858      3.12       113,421       694         92.29
Other (1)                     1,388    196,953,782     42.31       141,898       688         89.25
---------                     -----    -----------     -----       -------       ---         -----
TOTAL:                        2,970   $465,496,304    100.00 %    $156,733       687         88.19 %
(1) Other  includes  states and the  District of  Columbia  with less than 3.00%
concentrations individually.


                   MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS
                                                                               WEIGHTED    WEIGHTED
                                                                  AVERAGE      AVERAGE      AVERAGE
                                                       % OF      PRINCIPAL      CREDIT     ORIGINAL
LOAN                       NUMBER OF   PRINCIPAL    PRINCIPAL
PURPOSE                      LOANS      BALANCE      BALANCE      BALANCE       SCORE         LTV
-------                      -----      -------      -------      -------       -----         ---
Purchase                      1,820   $274,747,280     59.02 %    $150,960       697         92.24 %
Rate/Term Refinance             272     48,064,656     10.33       176,708       683         79.23
Equity Refinance                878    142,684,368     30.65       162,511       671         83.41
----------------                ---    -----------     -----       -------       ---         -----
TOTAL:                        2,970   $465,496,304    100.00 %    $156,733       687         88.19 %
--------------------------------------------------------------------------------------------
           THE           INFORMATION  CONTAINED HEREIN WILL BE SUPERSEDED BY THE
                         DESCRIPTION   OF  THE   COLLATERAL   CONTAINED  IN  THE
                         PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------



                       OCCUPANCY TYPE OF THE GROUP I LOANS
                                                                               WEIGHTED    WEIGHTED
                                                                  AVERAGE      AVERAGE      AVERAGE
                                                       % OF      PRINCIPAL      CREDIT     ORIGINAL
OCCUPANCY                  NUMBER OF   PRINCIPAL    PRINCIPAL
TYPE                         LOANS      BALANCE      BALANCE      BALANCE       SCORE         LTV
----                         -----      -------      -------      -------       -----         ---
Primary Residence             2,179   $375,682,040     80.71 %    $172,410       683         88.23 %
Second/Vacation                  42      9,475,666      2.04       225,611       702         80.73
Non-Owner Occupied              749     80,338,599     17.26       107,261       706         88.88
------------------              ---     ----------     -----       -------       ---         -----
TOTAL:                        2,970   $465,496,304    100.00 %    $156,733       687         88.19 %


                  MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS
                                                                                 WEIGHTED   WEIGHTED
                                                                       AVERAGE   AVERAGE    AVERAGE
                                                            % OF      PRINCIPAL   CREDIT    ORIGINAL
PROPERTY                          NUMBER OF  PRINCIPAL    PRINCIPAL
TYPE                                LOANS     BALANCE      BALANCE     BALANCE    SCORE       LTV
----                                -----     -------      -------     -------    -----       ---
Single-family detached              2,105  $316,104,390    67.91 %    $150,168     686       88.57 %
Planned Unit Developments
(detached)                            330    61,603,994    13.23       186,679     682       86.26
Two- to four-family units             295    55,747,376    11.98       188,974     697       87.13
Condo Low-Rise (less than 5
stories)                              160    21,866,111     4.70       136,663     697       90.41
Planned Unit Developments
(attached)                             54     6,631,656     1.42       122,808     720       95.25
Manufactured Home                      15     1,640,474     0.35       109,365     636       79.23
Townhouse                               8     1,639,978     0.35       204,997     723       75.68
Condo Mid-Rise (5 to 8 stories)         3       262,326     0.06        87,442     749       80.28
-------------------------------         -       -------     ----        ------     ---       -----
TOTAL:                              2,970  $465,496,304   100.00 %    $156,733     687       88.19 %


                       MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP I LOANS
                                                                               WEIGHTED    WEIGHTED
                                                                  AVERAGE      AVERAGE      AVERAGE
                                                       % OF      PRINCIPAL      CREDIT     ORIGINAL
                           NUMBER OF   PRINCIPAL    PRINCIPAL
DOCUMENTATION TYPE           LOANS      BALANCE      BALANCE      BALANCE       SCORE         LTV
-------------------          -----      -------      -------      -------       -----         ---
Full Documentation            1,495   $206,406,090     44.34 %    $138,064       695         91.69 %
Reduced Documentation         1,475    259,090,214     55.66       175,654       681         85.40
---------------------         -----    -----------     -----       -------       ---         -----
TOTAL:                        2,970   $465,496,304    100.00 %    $156,733       687         88.19 %

                  PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS
                                                                               WEIGHTED    WEIGHTED
                                                                  AVERAGE      AVERAGE      AVERAGE
                                                       % OF      PRINCIPAL      CREDIT     ORIGINAL
PREPAYMENT                  NUMBER OF  PRINCIPAL    PRINCIPAL
PENALTY TERM                  LOANS     BALANCE      BALANCE      BALANCE       SCORE         LTV
------------                  -----     -------      -------      -------       -----         ---
None                          1,515   $230,869,190     49.60 %    $152,389       694         86.52 %
12 Months                       206     42,596,941      9.15       206,781       676         88.29
24 Months                       131     24,326,094      5.23       185,695       678         89.62
36 Months                       891    125,278,414     26.91       140,604       683         92.89
60 Months                       221     41,460,096      8.91       187,602       682         82.07
Other (1)                         6        965,569      0.21       160,928       730        100.00
---------                         -        -------      ----       -------       ---        ------
TOTAL:                        2,970   $465,496,304    100.00 %    $156,733       687         88.19 %

(1) Not 0, 12, 24, 36 or 60 months and not more than 60 months.



           THE           INFORMATION  CONTAINED HEREIN WILL BE SUPERSEDED BY THE
                         DESCRIPTION   OF  THE   COLLATERAL   CONTAINED  IN  THE
                         PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------

                   RAMP SERIES 2004-RS3 - GROUP II COLLATERAL CHARACTERISTICS(1)

                                 SUMMARY REPORT

-------------------------------------------------------------------------------------------------------
                                    EXPANDED
                                 ALTERNET      CRITERIA      HOME SOLUTION
                                EXCEPTIONS    EXCEPTIONS       EXCEPTIONS       JUMBO A
                                                             (1ST LIEN HIGH
                                (SUBPRIME) (ALT-A) LTV) EXCEPTIONS TOTAL
SHELF                              RASC          RALI           RAMP-RZ          RFMSI
-------------------------------------------------------------------------------------------------------

PERCENT OF TOTAL                  94.43%         3.68%           1.13%           0.75%       100.00%
PRINCIPAL BALANCE ($)          $104,732,711   $4,079,293       $1,258,176       $835,745   $110,905,925
NUMBER OF LOANS                     747           23               9               4           783
AVERAGE BALANCE ($)              $140,204      $177,361         $139,797        $208,936    $141,642

WA MORTGAGE RATE                  7.955%        7.495%           7.439%          4.776%      7.908%
WA AGE (MOS)                         1             1               2               7            1
WA REMAINING TERM TO
MATURITY (MOS)                      359           359             358             353          359

WA MARGIN                         8.300%        6.359%           5.015%          2.633%      8.148%
WA LIFETIME CAP                   14.087%       13.833%         12.960%          9.983%      14.034%
WA NEXT RATE ADJ (MOS)              26            34               30              48          26
WA RATE RESET FREQUENCY (MOS)        6             8               10              12           6

WA CREDIT SCORE                     623           665             673             706          626
WA ORIGINAL LTV                   94.96%        86.02%          101.25%          80.80%      94.59%

ORIGINAL LTV > 80% W/ MI           0.00%         0.00%           0.00%          100.00%       0.17%

PURCHASE                          62.57%        47.03%           83.38%          37.22%      62.05%
EQUITY REFINANCE                  33.01%        46.27%           16.62%          19.19%      33.21%
RATE/TERM REFINANCE                4.42%         6.70%           0.00%           43.58%       4.75%

PREPAYMENT PENALTY                68.36%        40.26%           57.08%          0.00%       66.68%

SERVICED BY HOMECOMINGS           100.00%       100.00%         100.00%         100.00%      100.00%

CURRENT                           99.87%        100.00%         100.00%         100.00%      99.87%
30 TO 59 DAYS DELINQUENT           0.13%         0.00%           0.00%           0.00%        0.13%
60 TO 89 DAYS DELINQUENT           0.00%         0.00%           0.00%           0.00%        0.00%

-------------------------------------------------------------------------------------------------------

(1) The Mortgage Loans as of the Closing Date will be reduced by approximately $10,905,925 of adjustable-rate Mortgage Loans that are included in the preliminary information set forth in this document. Information about all of the Mortgage Loans as of the Closing Date will be contained in the Prospectus Supplement, which will supersede all information in this document.


           THE           INFORMATION  CONTAINED HEREIN WILL BE SUPERSEDED BY THE
                         DESCRIPTION   OF  THE   COLLATERAL   CONTAINED  IN  THE
                         PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------

                 CREDIT SCORE DISTRIBUTION OF THE GROUP II LOANS
                                                                                          WEIGHTED
                                                                            AVERAGE       AVERAGE
                             NUMBER OF      PRINCIPAL    % OF PRINCIPAL    PRINCIPAL      ORIGINAL
RANGE OF CREDIT SCORES         LOANS         BALANCE         BALANCE        BALANCE         LTV
----------------------         -----         -------         -------        -------         ---
500 to 519                         1           $71,819         0.06 %       $71,819         75.00 %
520 to 539                         1            78,072         0.07          78,072         55.00
540 to 559                        20         2,386,803         2.15         119,340         90.11
560 to 579                        85        10,739,747         9.68         126,350         92.28
580 to 599                       122        15,703,309        14.16         128,716         96.78
600 to 619                       178        25,054,736        22.59         140,757         95.33
620 to 639                       144        20,877,004        18.82         144,979         95.76
640 to 659                       105        15,725,338        14.18         149,765         94.74
660 to 679                        50         8,252,607         7.44         165,052         92.88
680 to 699                        40         6,258,370         5.64         156,459         90.99
700 to 719                        15         2,303,227         2.08         153,548         93.00
720 to 739                        11         2,165,423         1.95         196,857         93.44
740 to 759                         6           677,460         0.61         112,910         98.25
760 or greater                     5           612,009         0.55         122,402         95.79
--------------                     -           -------         ----         -------         -----
TOTAL:                           783      $110,905,925       100.00 %      $141,642         94.59 %


                   ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II LOANS
                                                                               WEIGHTED    WEIGHTED
                                                                   AVERAGE     AVERAGE      AVERAGE
                                                       % OF       PRINCIPAL     CREDIT     ORIGINAL
ORIGINAL MORTGAGE          NUMBER OF   PRINCIPAL     PRINCIPAL
AMOUNT ($)                   LOANS      BALANCE       BALANCE      BALANCE      SCORE         LTV
----------                   -----      -------       -------      -------      -----         ---
0 to 100,000                   232     $17,541,124      15.82 %     $75,608       616        95.51 %
100,001 to 200,000             432      61,676,719      55.61       142,770       625        95.74
200,001 to 300,000              95      22,711,376      20.48       239,067       629        94.52
300,001 to 400,000              19       6,626,904       5.98       348,784       647        86.33
400,001 to 500,000               4       1,806,620       1.63       451,655       633        82.27
500,001 to 600,000               1         543,182       0.49       543,182       626        80.00
------------------               -         -------       ----       -------       ---        -----
TOTAL:                         783    $110,905,925     100.00 %    $141,642       626        94.59 %



           THE           INFORMATION  CONTAINED HEREIN WILL BE SUPERSEDED BY THE
                         DESCRIPTION   OF  THE   COLLATERAL   CONTAINED  IN  THE
                         PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------

                      MORTGAGE RATES OF THE GROUP II LOANS
                                                                               WEIGHTED    WEIGHTED
                                                                   AVERAGE     AVERAGE      AVERAGE
                                                       % OF       PRINCIPAL     CREDIT     ORIGINAL
ORIGINAL MORTGAGE          NUMBER OF   PRINCIPAL     PRINCIPAL
RATE (%)                     LOANS      BALANCE       BALANCE      BALANCE      SCORE         LTV
--------                     -----      -------       -------      -------      -----         ---
4.000 to 4.499                   1        $173,000      0.16 %     $173,000       724        95.00 %
4.500 to 4.999                   2         524,651      0.47        262,326       706        76.33
5.000 to 5.499                   1         138,093      0.12        138,093       680        80.00
5.500 to 5.999                   7       1,593,336      1.44        227,619       660        68.77
6.000 to 6.499                  11       1,633,339      1.47        148,485       671        89.41
6.500 to 6.999                  50       9,401,269      8.48        188,025       658        91.20
7.000 to 7.499                  90      14,693,127     13.25        163,257       639        92.17
7.500 to 7.999                 232      33,391,068     30.11        143,927       632        95.82
8.000 to 8.499                 170      21,648,612     19.52        127,345       615        96.17
8.500 to 8.999                 136      18,320,510     16.52        134,710       606        96.18
9.000 to 9.499                  49       5,661,588      5.10        115,543       599        97.31
9.500 to 9.999                  27       2,940,774      2.65        108,918       590        98.58
10.000 to 10.499                 5         542,486      0.49        108,497       573        95.58
10.500 to 10.999                 1         166,000      0.15        166,000       646        95.00
11.000 to 11.499                 1          78,072      0.07         78,072       523        55.00
----------------                 -          ------      ----         ------       ---        -----
TOTAL:                         783    $110,905,925    100.00 %     $141,642       626        94.59 %


                    NET MORTGAGE RATES OF THE GROUP II LOANS
                                                                               WEIGHTED    WEIGHTED
                                                                   AVERAGE     AVERAGE      AVERAGE
                                                       % OF       PRINCIPAL     CREDIT     ORIGINAL
NET MORTGAGE               NUMBER OF   PRINCIPAL     PRINCIPAL
RATE (%)                     LOANS      BALANCE       BALANCE      BALANCE      SCORE         LTV
--------                     -----      -------       -------      -------      -----         ---
4.000 to 4.499                   3        $697,651      0.63 %     $232,550       711        80.96 %
5.000 to 5.499                   7       1,304,210      1.18        186,316       649        83.96
5.500 to 5.999                  14       2,665,363      2.40        190,383       673        76.56
6.000 to 6.499                  52       9,679,197      8.73        186,138       651        91.61
6.500 to 6.999                 101      15,915,893     14.35        157,583       640        92.74
7.000 to 7.499                 227      32,841,019     29.61        144,674       632        95.65
7.500 to 7.999                 182      23,326,953     21.03        128,170       613        96.51
8.000 to 8.499                 129      17,132,891     15.45        132,813       604        96.27
8.500 to 8.999                  40       4,332,216      3.91        108,305       599        98.00
9.000 to 9.499                  22       2,340,298      2.11        106,377       603        98.60
9.500 to 9.999                   4         426,161      0.38        106,540       574        95.74
10.000 to 10.499                 2         244,072      0.22        122,036       607        82.21
----------------                 -         -------      ----        -------       ---        -----
TOTAL:                         783    $110,905,925    100.00 %     $141,642       626        94.59 %

--------------------------------------------------------------------------------------------


           THE           INFORMATION  CONTAINED HEREIN WILL BE SUPERSEDED BY THE
                         DESCRIPTION   OF  THE   COLLATERAL   CONTAINED  IN  THE
                         PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------

                         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II LOANS
                                                                                          WEIGHTED
                                                                            AVERAGE       AVERAGE
ORIGINAL LOAN-TO-VALUE       NUMBER OF      PRINCIPAL    % OF PRINCIPAL    PRINCIPAL       CREDIT
RATIO (%)                      LOANS         BALANCE         BALANCE        BALANCE        SCORE
---------                      -----         -------         -------        -------        -----
0.01 to 50.00                      2          $356,590        0.32 %       $178,295          677
50.01 to 55.00                     1            78,072        0.07           78,072          523
60.01 to 65.00                     1           396,547        0.36          396,547          575
65.01 to 70.00                     1           160,407        0.14          160,407          653
70.01 to 75.00                     2           175,715        0.16           87,858          577
75.01 to 80.00                    26         5,232,796        4.72          201,261          651
80.01 to 85.00                    27         4,744,367        4.28          175,717          613
85.01 to 90.00                   105        17,343,234       15.64          165,174          628
90.01 to 95.00                   285        36,559,081       32.96          128,277          618
95.01 to 100.00                  328        45,258,980       40.81          137,985          630
100.01 to 105.00                   4           499,650        0.45          124,913          641
105.01 and Above (1)               1           100,485        0.09          100,485          690
--------------------               -           -------        ----          -------          ---
TOTAL:                           783      $110,905,925      100.00 %       $141,642          626
(1)  As of the closing date, no loan will have a Loan-to-Value ratio greater than 125.00%.


               GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II LOANS
                                                                               WEIGHTED    WEIGHTED
                                                                   AVERAGE     AVERAGE      AVERAGE
                                                       % OF       PRINCIPAL     CREDIT     ORIGINAL
                           NUMBER OF   PRINCIPAL     PRINCIPAL
STATE                        LOANS      BALANCE       BALANCE      BALANCE      SCORE         LTV
-----                        -----      -------       -------      -------      -----         ---
Florida                        107     $14,763,577     13.31 %     $137,977       625        94.82 %
Texas                           93      11,764,482     10.61        126,500       610        95.25
Georgia                         65       9,239,658      8.33        142,149       622        95.25
California                      32       7,682,895      6.93        240,090       638        91.00
Illinois                        37       6,245,720      5.63        168,803       635        95.31
Michigan                        46       6,067,225      5.47        131,896       617        94.32
Arizona                         30       4,516,369      4.07        150,546       636        96.03
Tennessee                       35       4,412,435      3.98        126,070       628        97.05
Indiana                         35       3,367,048      3.04         96,201       621        96.34
Other (1)                      303      42,846,515     38.63        141,408       628        94.23
---------                      ---      ----------     -----        -------       ---        -----
TOTAL:                         783    $110,905,925    100.00 %     $141,642       626        94.59 %
(1) Other  includes  states and the  District of  Columbia  with less than 3.00%
concentrations individually.


                   MORTGAGE LOAN PURPOSE OF THE GROUP II LOANS
                                                                               WEIGHTED    WEIGHTED
                                                                   AVERAGE     AVERAGE      AVERAGE
                                                       % OF       PRINCIPAL     CREDIT     ORIGINAL
LOAN                       NUMBER OF   PRINCIPAL     PRINCIPAL
PURPOSE                      LOANS      BALANCE       BALANCE      BALANCE      SCORE         LTV
-------                      -----      -------       -------      -------      -----         ---
Purchase                       514     $68,813,763     62.05 %     $133,879       626        96.34 %
Equity Refinance               237      36,827,144     33.21        155,389       627        91.82
Rate/Term Refinance             32       5,265,018      4.75        164,532       620        91.12
-------------------             --       ---------      ----        -------       ---        -----
TOTAL:                         783    $110,905,925    100.00 %     $141,642       626        94.59 %

--------------------------------------------------------------------------------------------



           THE           INFORMATION  CONTAINED HEREIN WILL BE SUPERSEDED BY THE
                         DESCRIPTION   OF  THE   COLLATERAL   CONTAINED  IN  THE
                         PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------

                      OCCUPANCY TYPE OF THE GROUP II LOANS
                                                                               WEIGHTED    WEIGHTED
                                                                   AVERAGE     AVERAGE      AVERAGE
                                                       % OF       PRINCIPAL     CREDIT     ORIGINAL
OCCUPANCY                  NUMBER OF   PRINCIPAL     PRINCIPAL
TYPE                         LOANS      BALANCE       BALANCE      BALANCE      SCORE         LTV
----                         -----      -------       -------      -------      -----         ---
Primary Residence              756    $108,230,370      97.59 %    $143,162       626        94.79 %
Non Owner-occupied              20       1,973,027       1.78        98,651       645        83.81
Second/Vacation                  7         702,528       0.63       100,361       623        94.63
---------------                  -         -------       ----       -------       ---        -----
TOTAL:                         783    $110,905,925     100.00 %    $141,642       626        94.59 %


                 MORTGAGED PROPERTY TYPES OF THE GROUP II LOANS
                                                                               WEIGHTED    WEIGHTED
                                                                     AVERAGE   AVERAGE     AVERAGE
                                                           % OF     PRINCIPAL   CREDIT     ORIGINAL
PROPERTY                          NUMBER OF PRINCIPAL   PRINCIPAL
TYPE                                LOANS    BALANCE     BALANCE     BALANCE    SCORE        LTV
----                                -----    -------     -------     -------    -----        ---
Single-family detached               615   $83,894,990    75.65 %    $136,415     627        94.64 %
Planned Unit Developments
(detached)                           101    17,626,314    15.89       174,518     616        94.61
Planned Unit Developments
(attached)                            23     3,661,588     3.30       159,199     629        94.10
Condo Low-Rise (less than 5
stories)                              29     3,438,957     3.10       118,585     633        97.96
Two- to four-family units             11     1,590,201     1.43       144,564     660        89.90
Manufactured Home                      3       494,419     0.45       164,806     652        82.23
Townhouse                              1       199,456     0.18       199,456     607        95.00
---------                              -       -------     ----       -------     ---        -----
TOTAL:                               783  $110,905,925   100.00 %    $141,642     626        94.59 %


                       MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP II LOANS
                                                                               WEIGHTED    WEIGHTED
                                                                   AVERAGE     AVERAGE      AVERAGE
                                                       % OF       PRINCIPAL     CREDIT     ORIGINAL
                           NUMBER OF   PRINCIPAL     PRINCIPAL
DOCUMENTATION TYPE           LOANS      BALANCE       BALANCE      BALANCE      SCORE         LTV
-------------------          -----      -------       -------      -------      -----         ---
Full Documentation             534     $70,757,687     63.80 %     $132,505       617        96.98 %
Reduced Documentation          249      40,148,238     36.20        161,238       642        90.38
---------------------          ---      ----------     -----        -------       ---        -----
TOTAL:                         783    $110,905,925    100.00 %     $141,642       626        94.59 %


                 PREPAYMENT PENALTY TERMS OF THE GROUP II LOANS
                                                                               WEIGHTED    WEIGHTED
                                                                   AVERAGE     AVERAGE      AVERAGE
                                                       % OF       PRINCIPAL     CREDIT     ORIGINAL
PREPAYMENT                  NUMBER OF  PRINCIPAL     PRINCIPAL
PENALTY TERM                  LOANS     BALANCE       BALANCE      BALANCE      SCORE         LTV
------------                  -----     -------       -------      -------      -----         ---
None                           243     $36,952,539     33.32 %     $152,068       634        93.45 %
12 Months                       16       3,213,241      2.90        200,828       625        95.05
24 Months                      374      51,933,388     46.83        138,859       620        95.20
36 Months                      149      18,735,982     16.89        125,745       626        95.08
60 Months                        1          70,775      0.06         70,775       593        95.00
---------                        -          ------      ----         ------       ---        -----
TOTAL:                         783    $110,905,925    100.00 %     $141,642       626        94.59 %

--------------------------------------------------------------------------------------------



           THE           INFORMATION  CONTAINED HEREIN WILL BE SUPERSEDED BY THE
                         DESCRIPTION   OF  THE   COLLATERAL   CONTAINED  IN  THE
                         PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------

                   INDEX TYPES OF THE GROUP II MORTGAGE LOANS
                                                                               WEIGHTED    WEIGHTED
                                                                   AVERAGE     AVERAGE      AVERAGE
                                                       % OF                     CREDIT     ORIGINAL
INDEX                      NUMBER OF   PRINCIPAL     PRINCIPAL    PRINCIPAL
TYPE                         LOANS      BALANCE       BALANCE      BALANCE      SCORE         LTV
----                         -----      -------       -------      -------      -----         ---
Libor - 6 Month                767    $107,675,093     97.09 %     $140,385       625        94.97 %
Libor - 1 Year                  14       2,728,495      2.46        194,892       658        82.30
Treasury - 1 Year                2         502,338      0.45        251,169       716        80.00
-----------------                -         -------      ----        -------       ---        -----
TOTAL:                         783    $110,905,925    100.00 %     $141,642       626        94.59 %


                  MAXIMUM MORTGAGE RATES OF THE GROUP II LOANS
                                                                               WEIGHTED    WEIGHTED
                                                                   AVERAGE     AVERAGE      AVERAGE
                                                       % OF                     CREDIT     ORIGINAL
MAXIMUM MORTGAGE           NUMBER OF   PRINCIPAL     PRINCIPAL    PRINCIPAL
RATE (%)                     LOANS      BALANCE       BALANCE      BALANCE      SCORE         LTV
--------                     -----      -------       -------      -------      -----         ---
6.000 to 6.999                   1        $100,485      0.09 %     $100,485       690       107.00 %
9.000 to 9.999                   2         524,651      0.47        262,326       706        76.33
10.000 to 10.999                 4         784,603      0.71        196,151       691        61.17
11.000 to 11.999                 4       1,023,614      0.92        255,903       647        79.49
12.000 to 12.999                46       8,779,948      7.92        190,868       660        89.98
13.000 to 13.999               280      41,962,899     37.84        149,867       637        94.55
14.000 to 14.999               333      44,342,656     39.98        133,161       614        96.09
15.000 to 15.999                99      11,938,422     10.76        120,590       599        96.72
16.000 to 16.999                12       1,204,577      1.09        100,381       607        97.75
17.000 to 17.999                 2         244,072      0.22        122,036       607        82.21
----------------                 -         -------      ----        -------       ---        -----
TOTAL:                         783    $110,905,925    100.00 %     $141,642       626        94.59 %

--------------------------------------------------------------------------------------------


           THE           INFORMATION  CONTAINED HEREIN WILL BE SUPERSEDED BY THE
                         DESCRIPTION   OF  THE   COLLATERAL   CONTAINED  IN  THE
                         PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------

                      NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP II LOANS
                                                                              WEIGHTED     WEIGHTED
                                                                  AVERAGE      AVERAGE     AVERAGE
                                                       % OF                    CREDIT      ORIGINAL
NEXT INTEREST RATE         NUMBER OF   PRINCIPAL     PRINCIPAL   PRINCIPAL
ADJUSTMENT DATE              LOANS      BALANCE       BALANCE     BALANCE       SCORE        LTV
---------------              -----      -------       -------     -------       -----        ---
April 2004                       1         $80,816      0.07 %     $80,816        647       100.00 %
February 2005                    1         176,865      0.16       176,865        658       100.00
April 2005                       1         219,690      0.20       219,690        605        79.00
May 2005                         1         396,547      0.36       396,547        575        63.00
June 2005                        1          98,992      0.09        98,992        554        80.00
July 2005                        1         292,076      0.26       292,076        599        95.00
September 2005                   1         186,175      0.17       186,175        606       100.00
October 2005                     5         623,854      0.56       124,771        619        91.61
November 2005                    6         690,336      0.62       115,056        617        86.69
December 2005                   16       1,824,535      1.65       114,033        633        94.17
January 2006                    77      11,533,659     10.40       149,788        635        95.77
February 2006                  264      37,199,935     33.54       140,909        622        95.51
March 2006                     204      29,941,895     27.00       146,774        622        94.86
September 2006                   4         284,501      0.26        71,125        608        97.39
October 2006                     2         439,563      0.40       219,781        635        95.00
November 2006                    2         327,345      0.30       163,673        586        93.07
December 2006                    5         744,168      0.67       148,834        654        93.45
January 2007                    18       2,095,183      1.89       116,399        640        98.30
February 2007                   74       9,459,434      8.53       127,830        626        95.53
March 2007                      92      12,514,706     11.28       136,029        628        94.31
May 2008                         1         160,407      0.14       160,407        653        68.00
July 2008                        1         364,244      0.33       364,244        730        80.00
August 2008                      1         138,093      0.12       138,093        680        80.00
September 2008                   1          96,213      0.09        96,213        679        80.00
February 2009                    3       1,016,691      0.92       338,897        652        62.91
-------------                    -       ---------      ----       -------        ---        -----
TOTAL:                         783    $110,905,925    100.00 %    $141,642        626        94.59 %

--------------------------------------------------------------------------------------------



           THE           INFORMATION  CONTAINED HEREIN WILL BE SUPERSEDED BY THE
                         DESCRIPTION   OF  THE   COLLATERAL   CONTAINED  IN  THE
                         PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------------

                        NOTE MARGIN OF THE GROUP II LOANS
                                                                              WEIGHTED     WEIGHTED
                                                                  AVERAGE      AVERAGE     AVERAGE
                                                       % OF                    CREDIT      ORIGINAL
NOTE                       NUMBER OF   PRINCIPAL     PRINCIPAL   PRINCIPAL
MARGIN (%)                   LOANS      BALANCE       BALANCE     BALANCE       SCORE        LTV
----------                   -----      -------       -------     -------       -----        ---
1.000 to 1.499                   1        $134,816      0.12 %    $134,816       657         95.00 %
2.000 to 2.499                   2         333,407      0.30       166,703       690         82.01
2.500 to 2.999                   1         364,244      0.33       364,244       730         80.00
3.000 to 3.499                   8       1,922,640      1.73       240,330       677         75.79
4.000 to 4.499                   1         100,485      0.09       100,485       690        107.00
4.500 to 4.999                   2         314,182      0.28       157,091       622         87.13
5.000 to 5.499                   9       1,727,210      1.56       191,912       657         93.98
5.500 to 5.999                   1         103,896      0.09       103,896       622         75.00
6.000 to 6.499                   8       1,503,084      1.36       187,886       653         89.47
6.500 to 6.999                  12       1,796,228      1.62       149,686       648         90.23
7.000 to 7.499                  42       7,579,934      6.83       180,475       653         90.91
7.500 to 7.999                 136      21,443,577     19.33       157,673       645         93.46
8.000 to 8.499                 223      30,787,666     27.76       138,061       629         95.40
8.500 to 8.999                 152      19,588,279     17.66       128,870       607         96.16
9.000 to 9.499                  90      11,777,668     10.62       130,863       600         97.17
9.500 to 9.999                  64       7,868,573      7.09       122,946       599         97.36
10.000 to 10.499                25       2,979,578      2.69       119,183       594         98.82
10.500 to 10.999                 5         502,385      0.45       100,477       574         95.63
11.500 to 11.999                 1          78,072      0.07        78,072       523         55.00
----------------                 -          ------      ----        ------       ---         -----
TOTAL:                         783    $110,905,925    100.00 %    $141,642       626         94.59 %


                              CLASS A-I NET WAC CAP
                  (Current Index Values; 100% PPC; Actual/360)

       1      7.57%
       2      6.81%
       3      6.59%
       4      6.81%
       5      6.59%
       6      6.60%
       7      6.81%
       8      6.60%
       9      6.82%
      10      6.60%
      11      6.60%
      12      7.30%
      13      6.60%
      14      6.82%
      15      6.60%
      16      6.82%
      17      6.60%
      18      6.60%
      19      6.82%
      20      6.60%
      21      6.82%
      22      6.60%
      23      6.60%
      24      7.30%
      25      6.60%
      26      6.82%


                             CLASS A-II NET WAC CAP
                       (Index = 20%; 100% PPC; Actual/360)

    Month     (%)        Month      %           Month       %          Month       %

       1      8.23%         37     11.44%        73        13.10%       109      13.11%
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
       2      7.41%         38     11.83%        74        13.54%       110      13.54%
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
       3      7.17%         39     11.44%        75        13.10%       111      13.11%
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
       4      7.41%         40     11.83%        76        13.54%       112      13.54%
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
       5      7.17%         41     11.45%        77        13.10%       113      13.11%
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
       6      7.17%         42     12.39%        78        13.10%       114      13.11%
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
       7      7.41%         43     12.80%        79        13.54%       115      13.54%
-------------------------------------------------------------------------------------------
---------------------------------------------------------------------
       8      7.17%         44     12.39%        80        13.10%
---------------------------------------------------------------------
---------------------------------------------------------------------
       9      7.42%         45     12.80%        81        13.54%
---------------------------------------------------------------------
---------------------------------------------------------------------
      10      7.18%         46     12.39%        82        13.10%
---------------------------------------------------------------------
---------------------------------------------------------------------
      11      7.18%         47     12.39%        83        13.10%
---------------------------------------------------------------------
---------------------------------------------------------------------
      12      7.95%         48     13.66%        84        14.00%
---------------------------------------------------------------------
---------------------------------------------------------------------
      13      7.18%         49     12.78%        85        13.10%
---------------------------------------------------------------------
---------------------------------------------------------------------
      14      7.42%         50     13.20%        86        13.54%
---------------------------------------------------------------------
---------------------------------------------------------------------
      15      7.18%         51     12.78%        87        13.10%
---------------------------------------------------------------------
---------------------------------------------------------------------
      16      7.45%         52     13.20%        88        13.54%
---------------------------------------------------------------------
---------------------------------------------------------------------
      17      7.21%         53     12.79%        89        13.10%
---------------------------------------------------------------------
---------------------------------------------------------------------
      18      7.21%         54     13.01%        90        13.10%
---------------------------------------------------------------------
---------------------------------------------------------------------
      19      7.45%         55     13.44%        91        13.54%
---------------------------------------------------------------------
---------------------------------------------------------------------
      20      7.21%         56     13.01%        92        13.10%
---------------------------------------------------------------------
---------------------------------------------------------------------
      21      7.45%         57     13.44%        93        13.54%
---------------------------------------------------------------------
---------------------------------------------------------------------
      22      7.22%         58     13.01%        94        13.10%
---------------------------------------------------------------------
---------------------------------------------------------------------
      23      7.22%         59     13.06%        95        13.10%
----------------------------------------------
---------------------------------------------------------------------
      24     10.31%         60     14.00%        96        14.00%
-----------------------------------          ------------------------
---------------------------------------------------------------------
      25      9.32%         61     13.09%        97        13.10%
---------------------------------------------------------------------
---------------------------------------------------------------------
      26      9.63%         62     13.53%        98        13.54%
---------------------------------------------------------------------
---------------------------------------------------------------------
      27      9.32%         63     13.09%        99        13.11%
---------------------------------------------------------------------
---------------------------------------------------------------------
      28      9.64%         64     13.53%        100       13.54%
---------------------------------------------------------------------
---------------------------------------------------------------------
      29      9.33%         65     13.10%        101       13.11%
---------------------------------------------------------------------
---------------------------------------------------------------------
      30     10.05%         66     13.10%        102       13.11%
---------------------------------------------------------------------
---------------------------------------------------------------------
      31     10.38%         67     13.54%        103       13.54%
---------------------------------------------------------------------
---------------------------------------------------------------------
      32     10.05%         68     13.10%        104       13.11%
---------------------------------------------------------------------
---------------------------------------------------------------------
      33     10.39%         69     13.54%        105       13.54%
---------------------------------------------------------------------
---------------------------------------------------------------------
      34     10.06%         70     13.10%        106       13.11%
---------------------------------------------------------------------
---------------------------------------------------------------------
      35     10.06%         71     13.10%        107       13.11%
---------------------------------------------------------------------
---------------------------------------------------------------------
      36     12.67%         72     14.00%        108       14.00%
---------------------------------------------------------------------



                                                     Sensitivity Analysis
                                                        To 10% Call
Fixed / Adjustable      0.00% / 0.00%   10.00% / 12.50%  15.00% / 18.75%  20.00% / 25.00%  25.00% / 31.25%  30.00% / 37.50%
HEP
Class A-I-1
Avg. Life (yrs)             10.92            1.94             1.39             1.10             0.92             0.80
Window                  Apr04 - Jul23    Apr04 - Apr08    Apr04 - Jan07    Apr04 - May06    Apr04 - Dec05    Apr04 - Sep05
Maturity                     232              49               34               26               21               18

Class A-I-2
Avg. Life (yrs)             22.32            6.10             4.01             3.00             2.36             1.98
Window                  Jul23 - Jun29    Apr08 - Sep13    Jan07 - Dec09    May06 - May08    Dec05 - Jun07    Sep05 - Oct06
Maturity                     72               66               36               25               19               14

Class A-I-3
Avg. Life (yrs)             26.22            11.48            7.22             5.00             3.86             2.87
Window                  Jun29 - May31    Sep13 - Nov17    Dec09 - Jul13    May08 - Mar10    Jun07 - Oct08    Oct06 - Nov07
Maturity                     24               51               44               23               17               14

Class A-I-4
Avg. Life (yrs)             28.22            16.52            11.82            8.66             6.43             5.06
Window                  May31 - Oct32    Nov17 - Jul21    Jul13 - Sep16    Mar10 - Oct13    Oct08 - Oct11    Nov07 - Jun10
Maturity                     18               45               39               44               37               32

Class A-I-5
Avg. Life (yrs)             13.97            8.15             7.32             6.77             6.27             5.63
Window                  Apr07 - Oct32    Apr07 - Jul21    Apr07 - Sep16    Apr07 - Oct13    Jun07 - Oct11    Sep07 - Jun10
Maturity                     307              172              114              79               53               34

Class A-II
Avg. Life (yrs)             20.05            5.77             3.98             3.01             2.39             1.95
Window                  Apr04 - Oct32    Apr04 - Jul21    Apr04 - Sep16    Apr04 - Oct13    Apr04 - Oct11    Apr04 - Jun10
Maturity                     343              208              150              115              91               75

Class M-1
Avg. Life (yrs)             25.97            11.73            8.31             6.32             5.11             4.43
Window                  Aug25 - Oct32    Feb10 - Jul21    Apr08 - Sep16    Apr07 - Oct13    May07 - Oct11    Jun07 - Jun10
Maturity                     87               138              102              79               54               37

Class M-2
Avg. Life (yrs)             25.97            11.73            8.31             6.32             5.09             4.37
Window                  Aug25 - Oct32    Feb10 - Jul21    Apr08 - Sep16    Apr07 - Oct13    Apr07 - Oct11    May07 - Jun10
Maturity                     87               138              102              79               55               38

Class M-3
Avg. Life (yrs)             25.97            11.73            8.31             6.32             5.08             4.35
Window                  Aug25 - Oct32    Feb10 - Jul21    Apr08 - Sep16    Apr07 - Oct13    Apr07 - Oct11    Apr07 - Jun10
Maturity                     87               138              102              79               55               39

Class M-4
Avg. Life (yrs)             25.97            11.73            8.30             6.32             5.08             4.32
Window                  Aug25 - Oct32    Feb10 - Jul21    Apr08 - Sep16    Apr07 - Oct13    Apr07 - Oct11    Apr07 - Jun10
Maturity                     87               138              102              79               55               39

Class M-5
Avg. Life (yrs)             25.83            11.23            7.92             6.01             4.85             4.13
Window                  Aug25 - Sep32    Feb10 - Mar21    Apr08 - Jun16    Apr07 - Jul13    Apr07 - Aug11    Apr07 - Apr10
Maturity                     86               134              99               76               53               37


                                                Sensitivity Analysis
                                                       To Maturity
Fixed / Adjustable         0.00% /      10.00% / 12.50%  15.00% / 18.75%  20.00% / 25.00%     25.00% /     30.00% / 37.50%
HEP                         0.00%                                                              31.25%
Class A-I-4
Avg. Life (yrs)             28.52            19.35            14.49            10.81            8.08            6.06
Window                  May31 - Dec33    Nov17 - Aug32    Jul13 - Apr29    Mar10 - Oct24   Oct08 - Dec20    Nov07 - Feb18
Maturity                     32               178              190              176             147              124

Class A-I-5
Avg. Life (yrs)             13.97            8.17             7.36             6.88             6.59            6.46
Window                  Apr07 - Nov33    Apr07 - Jun32    Apr07 - Feb29    Apr07 - Aug24   Jun07 - Oct20    Sep07 - Dec17
Maturity                     320              303              263              209             161              124

Class A-II
Avg. Life (yrs)             20.15            5.92             4.07             3.06             2.43            1.98
Window                  Apr04 - Jan34    Apr04 - Dec28    Apr04 - Feb22    Apr04 - Jun17   Apr04 - Jun14    Apr04 - Mar12
Maturity                     358              297              215              159             123              96

Class M-1
Avg. Life (yrs)             26.09            12.56            9.04             6.91             5.59            4.83
Window                  Aug25 - Nov33    Feb10 - Aug29    Apr08 - May24    Apr07 - Dec19   May07 - Nov16    Jun07 - Sep14
Maturity                     100              235              194              153             115              88

Class M-2
Avg. Life (yrs)             26.08            12.44            8.92             6.80             5.49            4.70
Window                  Aug25 - Sep33    Feb10 - Feb28    Apr08 - Aug22    Apr07 - Jun18   Apr07 - Sep15    May07 - Sep13
Maturity                     98               217              173              135             102              77

Class M-3
Avg. Life (yrs)             26.05            12.21            8.70             6.63             5.34            4.56
Window                  Aug25 - Jun33    Feb10 - Aug25    Apr08 - Mar20    Apr07 - Jul16   Apr07 - Jan14    Apr07 - Apr12
Maturity                     95               187              144              112              82              61

Class M-4
Avg. Life (yrs)             26.00            11.88            8.42             6.41             5.16            4.39
Window                  Aug25 - Feb33    Feb10 - May23    Apr08 - Feb18    Apr07 - Nov14   Apr07 - Oct12    Apr07 - Mar11
Maturity                     91               160              119              92               67              48

Class M-5
Avg. Life (yrs)             25.83            11.23            7.92             6.01             4.85            4.13
Window                  Aug25 - Sep32    Feb10 - Mar21    Apr08 - Jun16    Apr07 - Jul13   Apr07 - Aug11    Apr07 - Apr10
Maturity                     86               134              99               76               53              37
